UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2017

AVANT DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54004	98-0599151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

217 Perry Parkway, Suite 8

Gaithersburg, MD 20877

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (732) 410-9810

8561 East Anderson Drive, Suite 104

Scottsdale, AZ 85225

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 25, 2017, the board of directors of Avant Diagnostics, Inc. (the “Company”) dismissed Marcum LLP (“Marcum”) as the independent registered public accounting firm for the Company and its subsidiaries, effective immediately.

Marcum’s report on the Company's financial statements for the fiscal year ended September 30, 2015 contained an explanatory paragraph indicating that there was substantial doubt as to the Company’s ability to continue as a going concern. Other than such statement, no report of Marcum on the financial statements of the Company for the fiscal year ended September 30, 2015 and through August 25, 2017 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended September 30, 2015 and through August 25, 2017: (i) there have been no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement in connection with its reports for such periods and (ii) there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K, except certain material weaknesses in the Company’s internal controls over final reporting, as discussed in the Form 10-K for the fiscal year ended September 30, 2015.

The Company provided to Marcum the disclosures contained in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested Marcum to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree.  A copy of such letter, dated August 31, 2017, is attached hereto as Exhibit 16.1.

Effective August 25, 2017, the Company engaged Weinstein & Co. (“Weinstein”) as the new independent registered public accounting firm for the Company and its subsidiaries.

During the fiscal years ended September 30, 2015 and 2016 and through August 25, 2017, neither the Company nor anyone on its behalf consulted Weinstein regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Weinstein did not provide the Company with a written report or oral advice that they concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits

Exhibit No. Description

16.1	Letter from Marcum LLP, dated August 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANT DIAGNOSTICS, INC.

Dated: August 31, 2017	By:	/s/ Philippe Goix
Philippe Goix President and Chief Executive Officer

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